                                                                 EXHIBIT 3.16(f)

                                                                         3998 94
                                                                        11-17-97

                       CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1. The name of the resident agent is The Corporation Trust Incorporated.

2. The old address of the resident agent is:

          32 South Street
          Baltimore, Maryland 21202

3. The new address of the resident agent is:

          300 East Lombard Street
          Baltimore, Maryland 21202

4. Notice of the above changes are being sent to the business entities on the attached list.

5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.

/s/ Kenneth J. Uva
--------------------
Kenneth J. Uva
Assistant Secretary

                                                               [STAMP ILLEGIBLE]

DATE: 12/08/97                                                          PAGE 335

                                STATE OF MARYLAND
                         RESIDENT ADDRESS UNCHANGED LIST

                                 STATUS - ACTIVE

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
ID. NO.     o---C 0 R P 0 R A T E  N A M E----o  STATUS   o--R E S I D E N T  A G E N T--o       o---P R I N C I P A L  N A M E---o
F2832087    ECONO-LUBE N'TUNE, INC.                 I     CORPORATION TRUST INCORPORATED
                                                                                                 4511 BIRCH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     NEWPORT BEACH            CA 92632

F1277193    ECONOMIC RESEARCH ASSOCIATES            I     THE CORPORATION TRUST
                                                          INCORPORATED                           10960 WILSHIRE BOULEVARD
                                                          32 SOUTH STREET                        24TH FLOOR
                                                          BALTIMORE                 MD 21202     LOS ANGELES              CA 90024

F1150036    ECP INCORPORATED                        I     THE CORPORATION TRUST
                                                          INCORPORATED                           1200 JOSIE BOULEVARD
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     OAK BROOK                IL 60521

F4660396    EDCO INSURANCE SERVICES, INC.           I     CORPORATION TRUST INCORPORATION        2700 BANK ONE TOWER
                                                                                                 111 MONUMENT CIRCLE
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     INDIANAPOLIS             IN 46284

D1792753    EDENTON MOTORS, INC.                    I     CORPORATION TRUST INCORPORATED         SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK RD.
                                                          300 E. LOMBARD ST.
                                                          BALTIMORE                 MD 21202     HUNT VALLEY              MD 21031

D2937337    EDGEMERE, TRI-ANGLE HOLDING             I     CORPORATION TRUST INCORPORATED
            CORPORATION                                                                          7524 N. POINT ROAD
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     EDGEMERE                 MD 21219

D4428964    EDGEMOOR MATERIALS OF MARYLAND, INC.    I     CORPORATION TRUST
                                                          INCORPORATED                           284 QUARRY ROAD
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     NORTHEAST                MD 21931

F2188998    EDIS COMPANY                            R     THE CORPORATION TRUST
                                                          INCORPORATED                           P.O. BOX 2697
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     WILMINGTON               DE 19805

F4122888    EDISON CORPORATION                      I     CORPORATION TRUST INCORPORATED
                                                                                                 55 GLENLAKE PARKWAY NE
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     ATLANTA                  GA 30328

F4746814    EDISON PARKING MANAGEMENT LIMITED       A     CORPORATION TRUST INCORPORATED
            PARTNERSHIP A/K/A EDISON PARKING                                                     15 EAST NORTH ST.
            MANAGEMENT L.P.                               32 SOUTH
                                                          BALTIMORE                 MD 21202     DOVER                    DE 19901

F8722718    EDMUND J. FLYNN COMPANY                 X     THE CORPORATION TRUST
                                                          INCORPORATED                           3408 WISCONSIN AVE., N.W.
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     WASHINGTON               DC 20016

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